
         MASTER SERVICER'S CERTIFICATE
      (Delivered pursuant to Section 4.9
  of the Master Sale and Servicing Agreement)


        HOUSEHOLD FINANCE CORPORATION,
                  Master Servicer
    HOUSEHOLD AUTO RECEIVABLES CORPORATION

         HOUSEHOLD AUTOMOTIVE TRUST IV
         Class A Notes, Series 2000-1


1.   This Certificate relates to the         September 18, 2000
Distribution Date occurring on

2.  Series 2000-1 Information

(a)  The amount of Collected Funds with respect   $32,597,639.45
to the Collection Period was equal to

(b)  The amount of Available Funds with respect   $32,597,639.45
to the Collection Period was equal to

(c)  The  Liquidated Receivables for the           $7,011,388.11
Collection Period was equal to

(d)  Net Liquidation Proceeds for the              $2,583,003.36
Collection Period was equal to
        (i) The annualized net default rate            6.658846%

(e)  The principal balance of Series 2000-1
Receivables at the beginning
        of the Collection Period was equal to    $810,393,855.31

(f)  The principal balance of Series 2000-1
Receivables on the last day
        of the Collection Period was equal to    $785,697,102.33

(g)  The aggregate outstanding  balance of the
Series 2000-1 Receivables which were one
        payment (1-29 days) delinquent as of
the close of business on the last day of the
        Collection Period with respect to such    $58,999,000.00
Distribution Date was equal to

(h)  The aggregate outstanding  balance of the
Series 2000-1 Receivables which were two
        payments (30-59 days) delinquent as of
the close of business on the last day of the
        Collection Period with respect to such    $14,653,000.00
Distribution Date was equal to

(i)  The aggregate outstanding  balance of the
Series 2000-1 Receivables which were three or
        more payments (60+ days) delinquent as
of the close of business on the last day of the
        Collection Period with respect to such     $8,166,000.00
Distribution Date was equal to

(j)  The Base Servicing Fee paid on the            $2,025,984.64
Distribution Date was equal to

(k)  The Principal Distributable Amount for the   $16,052,889.44
Distribution Date was equal to

(l)  The Principal Amount Available for the       $29,263,609.41
Distribution Date was equal to

(m)  The Aggregate Note Principal Balance was    $526,756,005.95
equal to

(n)  The Aggregate Optimal Note Principal        $510,703,116.51
Balance was equal to


(o)  The Targeted Credit Enhancement Amount was  $298,564,898.89
equal to

(p)  The Targeted Credit Enhancement Amount as
a percentage of the Pool
       Balance on the Distribution Date was                $0.38
equal to

(q)  The Targeted Reserve Account Balance was     $23,570,913.07
equal to

(r)  The Reserve Account Deposit Amount for the            $0.00
Distribution Date

(s)  The Maximum Reserve Account Deposit Amount    $4,566,856.43
for the Distribution Date

(t)  The Reserve Account Shortfall for the                 $0.00
Distribution Date

(u)  The amount on deposit in the Reserve         $23,570,913.07
Account after distributions was equal to

(v)  The amount on deposit in the Reserve
Account as a percentage of the Pool
       Balance on the Distribution Date was            3.000000%
equal to

(w)  The Targeted Overcollateralization Amount   $274,993,985.82
was equal to

(x)   The ending overcollateralization was       $274,993,985.82
equal to

(y)  The ending overcollateralization as a
percentage of the Pool Balance on the
       Distribution Date was equal to                 35.000000%

(z)  The Weighed Average Coupon (WAC) was equal                0
to

(aa)  The Weighed Average Remaining Maturity                  52
(WAM) was equal to

3.  Noteholder Information
(a) Class A-1
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                 $114.62311
   2.   Principal Distribution per $1,000             $113.04852
   3.   Interest Distribution per $1,000                $1.57459

B.  Calculation of Class A-1 Interest Due
   1.   Class A-1 related Note Rate                    6.090000%
   2.   Class A-1 principal balance - beginning   $41,304,005.95
of period
   3.   Accrual convention                      Actual/360
   4.   Days in Interest Period
                                                              32
   5.   Class A-1 interest due                       $223,592.35
   6.   Class A-1 interest paid                      $223,592.35
   7.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-1
   8.   Class A-1 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class A-1 principal balance
   1.  Class A-1 principal balance - beginning    $41,304,005.95
of period
   2.  Class A-1 principal - amount due           $16,052,889.44
   3.  Class A-1 principal - amount paid          $16,052,889.44
   4.  Class A-1 principal balance - end of       $25,251,116.51
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-1
   6.  Class A-1 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-1 Notes as a percentage of the          4.944383%
total Notes outstanding on the Distribution
Date
   8.  Class A-1 Notes as a percentage of the          3.213849%
Pool Balance on the Distribution Date


(b) Class A-2
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                   $5.70833
   2.   Principal Distribution per $1,000               $0.00000
   3.   Interest Distribution per $1,000                $5.70833

B.  Calculation of Class A-2 Interest Due
   1.    Class A-2 related Note Rate                   6.850000%
   2.   Class A-2 principal balance - beginning  $153,000,000.00
of period
   3.   Accrual convention                      30/360
   4.   Days in Interest Period
                                                              32
   5.   Class A-2 interest due                       $873,375.00
   6.   Class A-2 interest paid                      $873,375.00
   7.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-2
   8.   Class A-2 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class A-2 principal balance
   1.  Class A-2 principal balance - beginning   $153,000,000.00
of period
   2.  Class A-2 principal - amount due                    $0.00
   3.  Class A-2 principal - amount paid                   $0.00
   4.  Class A-2 principal balance - end of      $153,000,000.00
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-2
   6.  Class A-2 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-2 Notes as a percentage of the         29.958697%
total Notes outstanding on the Distribution
Date
   8.  Class A-2 Notes as a percentage of the         19.473153%
Pool Balance on the Distribution Date
   9.  Class A-1 and A-2 Notes as a percentage        22.687002%
of the Pool Balance on the Distribution Date

(c) Class A-3
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                   $6.08333
   2.   Principal Distribution per $1,000               $0.00000
   3.   Interest Distribution per $1,000                $6.08333

B.  Calculation of Class A-3 Interest Due
   1.    Class A-3 related Note Rate                   7.300000%
   2.    Class A-3 principal balance -           $169,000,000.00
beginning of period
   3.    Accrual convention                     30/360
   4.   Class A-3 interest due                     $1,028,083.33
   5.   Class A-3 interest paid                    $1,028,083.33
   6.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-3
   7.   Class A-3 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class A-3 principal balance
   1.  Class A-3 principal balance - beginning   $169,000,000.00
of period
   2.  Class A-3 principal - amount due                    $0.00
   3.  Class A-3 principal - amount paid                   $0.00
   4.  Class A-3 principal balance - end of      $169,000,000.00
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-3
   6.  Class A-3 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-3 Notes as a percentage of the         33.091633%
total Notes outstanding on the Distribution
Date
   8.  Class A-3 Notes as a percentage of the         21.509561%
Pool Balance on the Distribution Date
   9.  Class A-1, A-2 and A-3 Notes as a              44.196563%
percentage of the Pool Balance on the
Distribution Date



(d) Class A-4
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                   $6.23333
   2.   Principal Distribution per $1,000               $0.00000
   3.   Interest Distribution per $1,000                $6.23333

B.  Calculation of Class A-4 Interest Due
   1.    Class A-4 related Note Rate                   7.480000%
   2.    Class A-4 principal balance -           $163,452,000.00
beginning of period
   3.    Accrual convention                     30/360
   4.   Class A-4 interest due                     $1,018,850.80
   5.   Class A-4 interest paid                    $1,018,850.80
   6.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-4
   7.   Class A-4 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class A-4 principal balance
   1.  Class A-4 principal balance - beginning   $163,452,000.00
of period
   2.  Class A-4 principal - amount due                    $0.00
   3.  Class A-4 principal - amount paid                   $0.00
   4.  Class A-4 principal balance - end of      $163,452,000.00
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-4
   6.  Class A-4 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-4. Notes as a percentage of the        32.005287%
total Notes outstanding on the Distribution
Date
   8.  Class A-4 Notes as a percentage of the         20.803437%
Pool Balance on the Distribution Date
   9.  Class A-1, A-2, A-3 and A-4 Notes as a         65.000000%
percentage of the Pool Balance on the
Distribution Date
